SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT No. 2-55725
  UNDER THE SECURITIES ACT OF 1933                                 [X]

 Pre-Effective Amendment No.                                       [ ]

 Post-Effective Amendment No. 90                                   [X]

and

REGISTRATION STATEMENT No. 811-2720
 UNDER THE INVESTMENT COMPANY ACT OF 1940                          [X]

 Amendment No. 90                                                  [X]

Fidelity Municipal Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number:  617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (X) on February 28, 2000 pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Like securities of all mutual
funds, these securities have
not been approved or
disapproved by the
Securities and Exchange
Commission, and the
Securities and Exchange
Commission has not
determined if this
prospectus is accurate or
complete. Any
representation to the
contrary is a criminal
offense.

SPARTAN(registered trademark)
MUNICIPAL
FUNDS

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND
(fund number 036, trading symbol FLTMX)

SPARTAN MUNICIPAL INCOME FUND
(fund number 037, trading symbol FHIGX)

PROSPECTUS
       FEBRUARY 28, 2000

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

CONTENTS


FUND SUMMARY             3   INVESTMENT SUMMARY

                         4   PERFORMANCE

                         6   FEE TABLE

FUND BASICS              8   INVESTMENT DETAILS

                         9   VALUING SHARES

SHAREHOLDER INFORMATION  9   BUYING AND SELLING SHARES

                         16  EXCHANGING SHARES

                         16  ACCOUNT FEATURES AND POLICIES

                         19  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         20  TAX CONSEQUENCES

FUND SERVICES            20  FUND MANAGEMENT

                         21  FUND DISTRIBUTION

APPENDIX                 21  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND seeks a   s high a level of
current income, exempt from federal income tax, as is consistent with
th    e preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) No   rmally i    nvesting in investment-grade
municipal de   bt securities (those of medium and high     quality).

(small solid bullet) N   ormall    y investing at least 80% of assets
in municipal securities whose interest is exempt from federal income tax.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers 1-17 Year Municipal Bond Index.

(small solid bullet) Normally maintaining a dollar-weighted average maturity between three and ten years.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features    and
current     pricing, trading opportunities, and the credit quality of
its issuer    to selec    t investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from     the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

SPARTAN MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

Fidelit   y Management & Research Company (F    MR)'s principal
investment strategies include:

(small solid bullet) Normall   y inves    ting in investment-grade
municipal debt sec   urities (those of medium and high qualit    y).

(small solid bullet) Normally investin   g at least 80% of assets in
municipal securities whose interest is exempt from f    ederal income
tax.

(small solid bullet) Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.

(small solid bullet) Managing the fund to have similar overall
interest rate risk to the Lehman Brothers    3 Plus Yea    r Municipal
Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features    and
cu    rrent pricing, trading opportunities, and the credit quality of
its issuer    to sele    ct investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently
   from th    e value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in e   ach
fund    's performance from year to year and compares ea   ch
    fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of
time. Each fund al   so compa    res its performance to the
performance of an additional index over various periods of time. Data
for the additional inde   xes is av    ailable only from June 30, 1993
to the present. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

SPARTAN INTERMEDIATE
MUNICIPAL INCOME

Calendar Years        1990  1991  1992  1993  1994  1995  1996  1997  1998  1999

                      %     %     %     %     %     %     %     %     %     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil
   DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN INTERMEDIATE
MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ______, 19__) AND THE LOWEST RETURN FOR A QUARTER WAS __%
(QUARTER ENDING ________, 19__).

SPARTAN MUNICIPAL INCOME

Calendar Years            1990  1991  1992  1993  1994  1995  1996  1997  1998  1999

                          %     %     %     %     %     %     %     %     %     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil
   DURING THE PERIODS SHOWN IN THE CHART FOR SPARTAN MUNICIPAL INCOME, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ____, 19__) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING _____, 19__).

AVERAGE ANNUAL RETURNS

For the periods ended          Past 1 year  Past 5 years  Past 10 years
December 31, 1999

Spartan Intermediate            %            %             %
Municipal Income

Lehman Bros. Muni. Bond Index   %            %             %

Lehman Bros. 1-17 year Muni.    %            %             %
Bond Index

Lipper Intermediate Muni.       %            %             %
Debt Funds Average

Spartan Municipal Income        %            %             %

Lehman Bros. Muni. Bond Index   %            %             %

Lehman Bros. 3 Plus Year        %            %             %
Municipal Bond Index

Lipper General Muni. Debt       %            %             %
Funds Average

[If FMR had not reimbursed certain fund expenses during these periods,
[   eac    h/____] fund's returns would have been lower.]

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers 1-17 Year Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years.

   The Lehman Brothers 3 Plus Year Municipal Bond Index is a
mar    ket value-we   ighted index of investment-grade municipal bonds
with maturities of three years o    r more.

Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. [The annual fund
operating expenses provided below for [   each fund/____    ] do
   not reflect the effect of any [expense reim    bursements]or
reduction of certain expenses during the period.]    [The annual fund
operating expenses provided below for [each fund/____] are based on historical expenses.]

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Annual account maintenance    $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

SPARTAN INTERMEDIATE           Management fee               %
MUNICIPAL INCOME

                               Distribution and Service     None
                               (12b-1) fee

                               Other expenses               %

                               Total annual fund operating  %
                               expenses

SPARTAN MUNICIPAL INCOME       Management fee               %

                               Distribution and Service     None
                               (12b-1) fee

                               Other expenses               %

                               Total annual fund operating  %
                               expenses A

A EFFECTIVE AUGUST 20, 1998, FMR H   AS AGREED     TO REIMBURSE
SPARTAN MUNICIPAL INCOME TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF its AVERAGE NET ASSETS, EXCEED 0.53%.
   THIS ARRANGEMENT WILL REMAIN IN EFFECT THROUGH DECEMBER 31,
2000.

A    portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, through arrangements with
each fund    's custodian and transfer agent, credits realized as a
result of uninvested cash balances are used to reduce custodian and
transfer agent expenses.    Including these reductions, the total fund
operating expenses, [after reimbursement] would have been __% for Spartan Intermediate Municipal Income and __% for Spartan Municipal Income.

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

SPARTAN INTERMEDIATE           1 year    $
MUNICIPAL INCOME

                               3 years   $

                               5 years   $

                               10 years  $

SPARTAN MUNICIPAL INCOME       1 year    $

                               3 years   $

                               5 years   $

                               10 years  $

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND seek   s as high a level of
current income, exempt from federal income tax, as is consistent with
th    e preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal
debt sec   urities (those of medium and high q    uality).

FMR normally invests so that at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

FMR uses the Lehman Brothers 1-17 Year Municipal Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between three and ten years. As of December 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately ___ and ___ years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

SPARTAN MUNICIPAL INCOME FUND seeks to provide a high current yield exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in investment-grade municipal
debt secu   rities (those of medium and high qual    ity).

FMR normally in   vests at l    east 80% of the fund's assets i   n
municipal securities whose interest is exem    pt from federal income
tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

FMR uses the Lehman Broth   ers 3 Plus Year Municipal Bond Index as a
g    uide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the
index. As of November 30,    19    99, the dollar-weighted average
maturity of the fund and the index was approxima   tely ___ and ___
years, respecti    vely.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the
relative value of each secto   r an    d maturity.

In buying and selling securities for the fund, FMR analyzes a
security's structural fe   atures a    nd current price compared to
its estimated long-term value, a   ny s    hort-term trading
opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

MUNICIPAL SECURITIES are issued to raise money for a variety of public and private purposes, including general financing for state and local
governments, or financing for a specific projec   t or     public
facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected
by the types and maturities of    secu    rities in which the fund
invests, the financial condition, industry and economic sector, and
geographic location of an issuer, and    the f    und's level of
investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors c   an s    ignificantly affect a fund's
performance:

MUNICIPAL MARKET VOLATILITY. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more
sensitive to interest rate changes. In other words, the lo   nger
t    he maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal
security has not complied w   ith a    pplicable tax requirements,
interest from the security could become taxable and the security could decline significantly in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's
performance, and a fund    c    ould distribute income subject to
federal income tax.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND seeks    as high a
lev    el of cu   rrent inc    ome, exempt from federal income ta   x,
as is consistent with the preservation     of capital.

SPARTAN MUNICIPAL INCOME FUND seeks to provide a high current yield
exempt from federal income ta   x.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following Web site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's Web site at www.fidelity.com.

(small solid bullet) For accessing account information automatically
by phone, use F   idelity Automated Service Telephone (FASTSM),
1-800-544-5555.

(small solid bullet) For exch   anges, redemptions, and account
assis    tance, 1-800-544-6666.

(small solid bullet) For mutual fund an   d brok    erage information,
1-800-54   4-    6666.

(small solid bullet) Fo   r retirement information,
1-800-54    4-4774.

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 7   5    039-5587

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT                $10,000

Through regular investment plans  $500

TO ADD TO AN ACCOUNT              $1,000

Through regular investment plans  $500

MINIMUM BALANCE                   $5,000

These minimums may be lower for purchases through a Fidelity
GoalPlannerSM account in Spartan Intermediate Municipal Income. There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM or a qualified state tuition program. In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.

                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.

                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.

                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.

                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.

                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.

                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.


SELLING SHARES

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 30 days;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your
S   partan Intermediate Municipal Income or     Spartan Municipal
Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities
or    other property rather than in cash if FMR d    etermines it is
in the best interests of a fund.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your account.

CHECK                       (small solid bullet) Write a
                            check to sell shares from
                            your account.


EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than
four exchanges out of the fund per calendar year. A   ccounts under
common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose
tradin   g fees of up to     3.00% of the amount exchanged. Check each
fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT
BUILDER(registered
trademark) TO MOVE MONEY
FROM YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES

$500                           Monthly or quarterly    (small solid bullet) To set
                                                       up for a new account,
                                                       complete the appropriate
                                                       section on the fund
                                                       application.

                                                       (small solid bullet) To set
                                                       up for existing accounts,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's Web site for an
                                                       application.

                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A

MINIMUM                        FREQUENCY               PROCEDURES

$500                           Every pay period        (small solid bullet) To set
                                                       up for a new account, check
                                                       the appropriate box on the
                                                       fund application.

                                                       (small solid bullet) To set
                                                       up for an existing account,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's Web site for an
                                                       authorization form.

                                                       (small solid bullet) To make
                                                       changes you will need a new
                                                       authorization form. Call
                                                       1-800-544-6666 or visit
                                                       Fidelity's Web site to
                                                       obtain one.

A BECAUSE THEIR SHARE PRICES
FLUCTUATE, THESE FUNDS MAY
NOT BE APPROPRIATE CHOICES
FOR DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES

$500                           Monthly, bimonthly,     (small solid bullet) To set
                               quarterly, or annually  up, call 1-800-544-6666
                                                       after both accounts are
                                                       opened.

                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       exchange date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                            PROCEDURES

Monthly                              (small solid bullet) To set
                                     up, call 1-800-544-6666.

                                     (small solid bullet) To make
                                     changes, call Fidelity at
                                     1-800-544-6666 at least
                                     three business days prior to
                                     your next scheduled
                                     withdrawal date.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

   (small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

   (small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet) Minimum    purchase: $500

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL    1-800-54    4-0240 OR VISIT FIDELITY'S WEB SITE FOR MORE
INFORMATION.
(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY    ONLIN    E TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

FAST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE USING TOUCH TONE OR SPEECH RECOGNITION.

CALL 1-800-544-5555.
(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

CHECKWRITING
TO REDEEM SHARES FROM YOUR ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) You may write an unlimited number of checks.

   (small solid bullet) Minimum check amount: $1,000.

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Fidelity at 1-800-544-6666.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $5,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may char   ge a     FEE FOR CERTAIN SERVICES, such as
providing historical account do   cu    ments.

DIVIDENDS AND CAPITAL G   AI    N DISTRIBUTIONS

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to
shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to
shareholders as capital    ga    in distributions.

Each fund normally declares dividends daily and pays them monthly.
Spartan Intermediate Municipal Income normally pays capital g   ain
    distributions in February and December and Spartan Municipal
Income normally pays capital g   a    in distributions in January and
December.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capita   l gain
d    istributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital    gai    n distributions will
be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital ga   in d    istributions
will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically
registered Fidelity fund. Your capital gai   n d    istributions will
be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you.

TAXES ON DISTRIBUTIONS. Each fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local
t   a    x. A portion of th   e divide    nds you receive may be
subject to federal and state income taxes    and als    o may be
subject to the federal alternative minimum tax.    Y    ou may also
rec    eive taxable distributions attributa   ble to a fund's sale of
municipal bonds.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market
discount are taxable to you as ordinary in   come, while     each
fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of
capital g   ener    ally will not be taxable to you but will reduce
the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price
back in the form of a potentially taxable d    istribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital
gain or loss on your investment in a fund    ge    nerally is the
difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

F   MR i    s each fund's manager.

As of    __, FM    R had approximately $__ billion in discretionary
assets under management.

As the manager, FMR is responsible for choosing ea   ch fund'    s
investments and handling i   ts     business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New
Hampshire, serv   es as sub-adviser for each fund. FIMM i    s
primarily responsible for choosing investments for ea   ch fund.

FIMM is an affiliate of FMR. As of ____   _, FIMM ha    d
approximately $____ b   ill    ion in discretionary assets under
management.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

Norm Lind is vice president and manager of Spartan Intermediate
Municipal Income, which he has    mana    ged since Oct   ober
1995    . He also manages several other Fidelity funds. Since joining
Fidelity in 1986, Mr. Lind has worked as an analyst and manager.

George Fischer is vice president and manager of Spartan Municipal
Income, which he    has man    aged since January 1998. He also
manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.

   From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an
indication of trading intent on beha    lf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

Th e fe e for Spartan Intermediate Municipal Income is calculated by dividing an annual asset-based fee rate of 0.10% by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee. The income-based fee is 5% of the fund's gross income throughout the month.

   [After reimbursement, the total management fee for the fiscal year ended December 31, 1999 was __% of the fund's average net assets.]

For Spartan Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For November 1   999, t    he group fee rate w   as __    % for
Spartan Municipal Income. The individual fund fee rate is 0.25% for Spartan Municipal Income.

The total management fee for the fiscal year ended Novemb   er 30,
1999, was __%[, after reimbur    sement,] of the fund's a   verage net
assets for Spartan Municipal I    ncome.

FMR pays FIMM for providing assistance with investment advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a fund's expenses and boost its performance.

As of _______, approximately __% and __% of [Name of Fund]'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].

FUND DISTRIBUTION

Fi   delity     Distributors Corporation (FDC) distributes each fund's
shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do
not constitute an offer by the funds or by FDC to    sell shares of
the funds to or to buy shares o    f the funds    from     any person
to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain
information reflects financial results for a single fund share.    The
total returns in the table represent the rate that an investor would
have earned (or lost) on an investment in the fund (    assuming
reinvestment of all dividends and distributions). This information has
bee   n au    dited by _____, independent accountants, whose reports,
along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual
reports include a discussion of the fund's hold   ings and r    ecent
market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at
1-800-544-8544. In    additio    n, you may visit Fidelity's Web site
at www.fidelity.   com for a free copy of a prospectus or an annual or
semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBERS, 811-2676, 811-2741

Spartan, Fidelity Investments and (Pyramid) Design, Fidelity
Investments, TouchTone Xpress, Fidelity Automatic Account Builder, Fidelity Money Line, Fidelity On-Line Xpress, Fidelity Web Xpress, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity GoalPlanner and Fidelity Portfolio Advisory Services are registered service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

___________ LIM/HIY-pro-0200

SPARTAN(registered trademark) INTERMEDIATE MUNICIPAL INCOME FUND
A FUND OF FIDELITY SCHOOL STREET TRUST
SPARTAN MUNICIPAL INCOME FUND
A FUN   D OF FID    ELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUAR   Y 28, 2    000

This statement of additional information (SAI) is not a prospectus.
Portions    of each     fund's annual reports are incorporated herein.
The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated Fe   bruary
28, 2000,     or an annual report, please call Fidelity(registered
trademark) at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         17
Limitations

Portfolio Transactions          22

Valuation                       24

Performance                     24

Additional Purchase, Exchange   31
and Redemption Information

Distributions and Taxes         31

Trustees and Officers           31

Control of Investment Advisers  34

Management Contracts            34

Distribution Services           39

Transfer and Service Agent      40
Agreements

Description of the Trusts       40

Financial Statements            41

Appendix                        41


LIM/   HI    Y-ptb-0200
   ________.

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF SPARTAN INTERMEDIATE MUNICIPAL INCOME

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. Government or any of its agencies or instrumentalit   ies,
or securiti    es of other investment companies) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements
are treated as borrow   ings for p    urposes of fundamental
investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 5.

INVESTMENT LIMITATIONS OF SPARTAN MUNICIPAL INCOME

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S. government or any of its agencies or inst   rumentalities,
or secu    rities of other investment companies) if, as a result, (a)
more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase
   agr    eements are treated as borrowings for purposes of
fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 5.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity
of    lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

   A f    und may choose, at its expense or in conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MUNICIPAL INSURANCE. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or
(ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

PRINCIPAL MUNICIPAL BOND INSURERS. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investor Service and "AAA" by Standard &
Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investor Service and "AAA" by Standard & Poor's.

MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

[EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.]

[ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.]

[HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.]

[HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.]

[TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.]

[WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.]

PUT FEATURES entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.

REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

 REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

SOURCES OF LIQ   UIDITY OR CR    EDIT SUPPORT. Issuers may employ
various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit
   of the liquidity     or credit enhancement provider in determining
whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TEMPORARY DEFENSIVE POLICIES. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.

TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

   For the fiscal periods ended December 31, 1999 and 1998 and November 30, 1999 and 1998, the portfolio turnover rates were ___% and ___%, respectively, for Spartan Intermediate Municipal Income and ___% and ___%, respectively, for Spartan Municipal Income. [Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]

   The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. [For the fiscal years ended December 31, 1999, 1998, and 1997, and November 30, 1999, 1998, and
1997, Spartan Intermediate Municipal Income and Spartan Municipal Income, respectively, paid no brokerage commissions.]

   [The following table shows the total amount of brokerage commissions paid by each fund.

                          Fiscal Year Ended  Total Amount Paid

SPARTAN INTERMEDIATE      December 31
MUNICIPAL INCOME

1999                                         $

SPARTAN MUNICIPAL INCOME  November 30

1999

   [Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC for the past fiscal years. [The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1999]. NFSC is paid on a commission basis.]

                          Fiscal Year Ended  Total Amount Paid to NFSC

SPARTAN INTERMEDIATE      December 31
MUNICIPAL INCOME

1999                                         $

SPARTAN MUNICIPAL INCOME    November 30

1999


                          Fiscal Year Ended 1999  % of  Aggregate Commissions  % of  Aggregate Dollar Amount
                                                  Paid to NFSC                 of Transactions Effected
                                                                               through NFSC

SPARTAN INTERMEDIATE      December 31              %                            %
MUNICIPAL INCOME

SPARTAN MUNICIPAL INCOME  November 30              %                            %


   [(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.]

   [NFSC has used a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.]

   [The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1999.]

                          Fiscal Year Ended 1999  $ Amount of  Commissions Paid  $ Amount of  Brokerage
                                                  to Firms  that Provided        Transactions  Involved*
                                                  Research Services*

SPARTAN INTERMEDIATE      December 31              $                              $
MUNICIPAL INCOME

SPARTAN MUNICIPAL INCOME  November 30              $                              $


   [*The provision of research services was not necessarily a factor in the placement of all this business with such firms.]

   [For the fiscal years ended December 31, 1999 and November 30,
1999, Spartan Intermediate Municipal Income and Spartan Municipal
Inc    ome, respectively, paid no brokerage commissions to firms that provided research services.]

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS. Yields for a fund are computed by dividing a fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The tax-equivalent yield of a fund is the rate an investor would have to earn from a fully taxable investment before taxes to equal a fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a specified federal income tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.

The following table shows the effect of a shareholder's tax status on
effective yield under federal income tax law   s for 20    00. It
shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of
hypothetical federally tax-exempt obligations yielding fro   m _% to
_%    . Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While a fund invests principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable.

2000 TAX RAT   ES AND TAX    -EQUIVALENT YIELDS

                               Federal   If individual tax-exempt
                                         yield is:

Taxable Income*                Marginal  %                              %   %   %   %   %  %  %

Single Return    Joint Return  Rate**    Then taxable-equivalent yield
                                         is

$                $                       %                              %   %   %   %   %  %  %

$                $                       %                              %   %   %   %   %  %  %

$                $                       %                              %   %   %   %   %  %  %

$                $                       %                              %   %   %   %   %  %  %

$                $                       %                              %   %   %   %   %  %  %


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

A fund may invest a portion of its assets in obligations that are subject to federal income tax. When a fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's small account fee. Excluding a fund's small account fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all
elements of its return. Unless otherwise indicated, a    fund's
adjusted NAVs are not adjusted for sales charges, if any.

       HISTORICAL FUND RESULTS.    The following t    able shows each
fund's yield, tax-equivalent yield, and re   turn    s for the fiscal
periods ended December 31,    1999 and November 30, 1999, as
ap    plicable.

The tax-equivalent yields for eac   h fund are ba    sed on a __%
federal income tax rate. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.


                                                                    Average Annual Returns

                          Thirty-Day Yield   Tax- Equivalent Yield  One   Year              Five Years  Ten Years

Spartan Intermediate       %                  %                      %                       %           %
Municipal Income

Spartan Municipal Income   %                  %                      %                       %           %



                          Cumulative Returns

                          One    Year         Five Years  Ten Years

Spartan Intermediate       %                   %           %
Municipal Income

Spartan Municipal Income   %                   %           %


   [Note: If FMR had not reimbursed certain fund expenses during these periods, each fund/_____'s returns would have been lower.]

   [Note: If FMR had not reimbursed certain fund expenses during these
periods, each fund/_____'s y    ield and tax equivalent yield would
ha   ve been     ___% and __%, respectively.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the
record of the    S&P     500, the Dow Jones Industrial Average (DJIA),
and the cost of living, as measured by the Consumer Price Index (CPI),
over the same per   iod. The     S&P 500 and DJIA comparisons are
provided to show how each fund's return compared to the record of a
market capital   ization-we    ighted index of common stocks and a
narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical
$10,000 investment in each fund    during the past 10 fiscal periods
ended 1999, assuming all distributions were reinvested. Returns are
based on past results and are not an indi    cation of future
performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended Decembe   r 31, 1999, a hypothetical
$10,000 investment in Spartan Intermediate Municipal Income would have grown to $______.

SPARTAN INTERMEDIATE                                                                                               INDEXES
MUNICIPAL INCOME

Fiscal Year
Ended            Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                 Investment                Distributions                 Gain Distributions

1999             $                         $                             $                            $            $

1998             $                         $                             $                            $            $

1997             $                         $                             $                            $            $

1996             $                         $                             $                            $            $

1995             $                         $                             $                            $            $

1994             $                         $                             $                            $            $

1993             $                         $                             $                            $            $

1992             $                         $                             $                            $            $

1991             $                         $                             $                            $            $

1990             $                         $                             $                            $            $



SPARTAN INTERMEDIATE  INDEXES
MUNICIPAL INCOME

Fiscal Year Ended     DJIA  Cost of Living


1999                  $     $

1998                  $     $

1997                  $     $

1996                  $     $

1995                  $     $

1994                  $     $

1993                  $     $

1992                  $     $

1991                  $     $

1990                  $     $


Explanatory Notes: With an initial investment of $10,000 in Spartan
Intermediate Municipal Income on January    1, 199    0, the net
amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested) amounted    to
$    ______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller,
and cash payments for the period would have amounted to    $______
for dividends    and     $_____ for capital gain distributions.

During the 10-year period e   nded November 30, 1999, a hypothetical
$10,000 investment in Spartan Municipal Income would have grown to $______.

SPARTAN MUNICIPAL INCOME

Fiscal Year Ended         Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1999                      $                         $                             $                            $

1998                      $                         $                             $                            $

1997                      $                         $                             $                            $

1996                      $                         $                             $                            $

1995                      $                         $                             $                            $

1994                      $                         $                             $                            $

1993                      $                         $                             $                            $

1992                      $                         $                             $                            $

1991                      $                         $                             $                            $

1990                      $                         $                             $                            $



SPARTAN MUNICIPAL INCOME  INDEXES

Fiscal Year Ended         S&P 500  DJIA  Cost of Living


1999                      $        $     $

1998                      $        $     $

1997                      $        $     $

1996                      $        $     $

1995                      $        $     $

1994                      $        $     $

1993                      $        $     $

1992                      $        $     $

1991                      $        $     $

1990                      $        $     $


Explanatory Notes: With an initial investment of $10,000 in Spartan
Municipal Income on    December 1, 1990, t    he net amount invested
in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   _____    _. If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   ______ for
dividends and     $_____ for capital gain distributions.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing
directly in the securities included in th   e index.

Each fund may compare its performance to the Lehman Brothers Municipal
Bond Index, a market value-weighted index for invest   ment-grade
municipal bonds with maturities of one year or more.     Issues
included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million.
A    fter December 31, 1995, zero coupon bonds and issues subject to
the alternative minimum tax are included in t   he     index. Issues
included in the index prior to January 1, 2000 have an outstanding par
value of at least $3 million; while issues i   nclude    d in the
index after January 1, 2000 have an outstanding par value of at least
$5 million.

   Spartan Municipal Income may also compare its performance to that of the Lehman Brothers 3 Plus Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of three years or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues
included in the index after January 1, 2000 have an outstandin    g
par value of at least $5 million.

   Sp    artan Intermediate Municipal Income may also compare its
performance to that of the Lehman Brothers 1-17 Year Municipal B   ond
Index, a market value-weighted index for investment-grade municipal bonds with maturities between one and 17 years. Issues included in the index have been issued after December 31, 1990, have an outstanding par value of at least $3 million and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000
have an outstanding par value of at least $3 million    ; while issues
included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of December 31   , 1999, FMR advised over $__ billion in municipal
fund assets, $__ billion in taxable fixed-income fund assets, $__
billion in money market fund a    ssets, $___ billion in equity fund
assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

A fu   nd ma    y make redemption payments in whole or in part in
readily marketable securities or other property, valued for    this
purpose as they are valued in computing each fund's NAV, if FMR determines it is in the best interest of the fund. Shareholders that
rec    eive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

CAPITAL G   AI    N DISTRIBUTIONS. Each fund's long-term capital gain
distributions are federally taxable to shareholders generally as capital gains.

As of December 31, 1999, Spar   tan Intermediate Municipal Income had
a capital loss carryforward aggregating approximately $____. This loss
carryforward, of wh    ich $___, $___, and $___will expire on December
31, 199_, ____, and ____, respectively, is available to offset future capital gains.

   As of November 30, 1999, Spartan Municipal Income had a capital loss carryforward aggregating approximately $____. This loss
carryforward, of which $__    _, $___, and $___will expire on December
31, 199_, ____, and ____, respectively, is available to offset future capital gains.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trusts are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3   d (69), T    rustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East) Inc.; and a Director of FDC. Ab   igail Johnson,
Member of the Advisory Board of Fidelity School Street Trust and Fidelity Municipal Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (   38)    , Member of the Advisory Board of
Fidelity School Street Trust (1999) and Fidelity Municipal Trust
(1999), is V   ice President of certain Equity Funds (1997), and is a
Director of FMR Corp. (1994). Before assuming her current
responsibilities, Ms. Johnso    n managed a number of Fidelity funds.
Edward C. Johnson 3d, Trustee and President of the Funds, is Ms.
Johnson's father.

J. GARY BURKHEAD    (58    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX    (67), Tr    ustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was
Presid   ent and Chief Operating Officer of Union Pacific Resources
Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum
p    roduction). In addition, he is a member of advisory boards of
Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (   68),     Trustee. Mrs. Davis    is retired
from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice
Pres    ident of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications),
Eat   on C    orporation (manufacturing), and the TJX Companies, Inc.
(retail stores), and previously served as a Director of Hallmark
C   ards, Inc., Nabisco Brands Inc., and Standard Brands, Inc. In
addition, she is a member of the Board of Directors of the Southampton
    Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (   56),     Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor. Mr. Gates is a Director    of Charles
Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining
and manufacturing), and TRW Inc. (automotiv   e, space, defense, and
information technology). Mr. Gates previously served as a Director of Lucas Varity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and
Public Service at Texas A & M University (19    99-2000). Mr. Gates
also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JON   ES (72), Tru    stee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel
Company. He is a Director of TRW Inc. (automotive, spa   ce, defense,
and information technology), CSX Corporation (freight transportation),
Birmingham Steel Corporation (producer of steel an    d steel
products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995), and Cleveland-Cliffs Inc (mining, 1985-   1997), and as a
Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic
Foundati    on, where he has also been a member of the Executive
Committee as well as Chairman of the Board and Preside   nt, a
    Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK    (67)    , Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business. From 1987 to
January 1995, Mr. Kirk was a Professor at Columbia Univ   ersit    y
Graduate School of Business. Prior to 1987, he was Chairman of the
Financial Accounting Standards Board. Mr. Kirk p   reviously
serv    ed as a Director of General Re Corporation
(reinsu   rance,     1987-1998) and as a Direc   tor of Va    luation
Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp.
(1998), Vice    Chair    man of the Public Oversight Board of the
American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

   NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH    (56), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive
Vice President     of FMR (a position he held until March 31, 1991);
Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY    (66), T    rustee (1997), is    the interim
Chancellor for the University of North Carolina at Chapel Hill.
Previously, he had served from 1995 through 1998 as Vice P    resident
of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director
of Liberty Corporation (holding company, 1984), Du   ke-    Weeks
Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company
(trucking, 1996), and Dynatech Cor   por    ation (electronics, 1999).
Previously, he was a Director of First American Corporation (bank
holding company, 1979-1996). In addition, M   r. McCoy served as a
member of the Board of Visitors for the University of North Carolina
at Chapel Hill (1994-1998) and currently serv    es on the Board of
Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (   71)    , Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and
C   hairman of the     Board of York International Corp. (air
conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN    (66    ), Trustee (1993), is Chairman Emeritus, of
Lexmark International, Inc. (office machines, 1991) where he still
remains a membe   r of th    e Board. Prior to 1991, he held the
positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna
Company (chemicals, 1993), Imation Corp. (imaging and informatio   n
storage, 1997). He is a Board member of Dynatech Corporation
(electronics, 1999).

*ROBERT C. POZEN (   53),     Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS    (71    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a
Director of Na   tional Life Insurance Company of Vermont and American
Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc.
(agricul    tural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

DWIGHT D. CHURCHILL (   46), is     Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

FRED L. HENNING, JR. (   60)    , is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current
responsibilities, Mr. Henning was head of Fidelity's Money    Market
Division.

   GEORGE A. FISCHER (38), is Vice President of Spartan Municipal Income Fund (1998), and other funds advised by FMR. Mr. Fischer is also a Vice President of Fidelity Management Trust Company, the unit of Fidelity which serves institutional investment businesses worldwide by managing assets for corporate and public employee retirement funds,
endowments, foundations, and other major instit    utions. Prior to
his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

NORMAN U   . LIND (4    3), is Vice President of Spartan Intermediate
Municipal Income Fund (1995), and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.

ERIC D. ROITE   R (51),     Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998) and Vice President and Clerk of
F   DC (19    98). Prior to joining Fidelity, Mr. Roiter was with the
law firm of Debevoise & Plimpton, as an associate (1981-1984) and
as    a partner (19    85-199   7), and served as an Assistant General
Counsel of the U.S. Securities and Exchange Commission (1979-1981).
M    r. Roiter was an Adjunct Member, Faculty of Law, at Columbia
University Law School (1996-1997).

RICHARD A. SILVE   R (52), T    reasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHEW N. KARSTETTER (3 8), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STANLEY N. GRIFFITH    (53)    , Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (   53    ), Assistant Treasurer, is an employee of
FMR.

TH   OM    AS J. SIMPSON (41), Assistant Treasurer (1996), is
Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal years ended D   ecem    ber 31, 1999
for Spartan Intermediate Municipal Income and November 30, 1999 for
Spartan Municipal Income, o   r cale    ndar year ended December 31,
1999, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from     Total Compensation from the
Advisory Board               Spartan Intermediate         Spartan Municipal Income,[B,D]  Fund Complex*,A
                             Municipal Income,[B,C]

Edward C. Johnson 3d**       $ 0                          $ 0                             $ 0

Abigail P. Johnson**         $ 0                          $ 0                             $ 0

J. Gary Burkhead**           $ 0                          $ 0                             $ 0

Ralph F. Cox                 $                            $                               $

Phyllis Burke Davis          $                            $                               $

Robert M. Gates              $                            $                               $

E. Bradley Jones             $                            $                               $

Donald J. Kirk               $                            $                               $

Ned C. Lautenbach***         $ 0                          $ 0                             $ 0

Peter S. Lynch**             $ 0                          $ 0                             $ 0

William O. McCoy             $                            $                               $

Gerald C. McDonough          $                            $                               $

Marvin L. Mann               $                            $                               $

Robert C. Pozen**            $ 0                          $ 0                             $ 0

Thomas R. Williams           $                            $                                $


* Information is for the    calendar year ended December 31, 1998 for
237 funds in the complex.

   ** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

   *** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   ****     Mr. Jones served on the Board of Trustees through December
31, 1999.

A Compensation figures include cash   , amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $___; Phyllis Burke Davis, $___; Robert M. Gates, $____;
E. Bradley Jones, $___; Donald J. Kirk, $___; William O. McCoy, $____; Gerald C. McDonough, $___; Marvin L. Mann, $___; and Thomas R. Williams, $___. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph
F. Cox, $___; Marvin L. Mann, $___; Thomas R.     Williams, $___; and
William O. McCoy, $___.

   [B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.]

   [C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

   [D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

   [E Certain of the non-interested Trustees' aggregate compensation from [a] fund includes accrued voluntary deferred compensation as follows: [__________.]

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   [As of ________, approximately __% of ____'s total outstanding shares was held by FMR [and FMR affiliates]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 22, Mr. Edward C. Johnson 3d, President and Trustee of the fund, and Ms. Abigail P. Johnson, Member of the Advisory Board of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of ________'s shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than __% of each fund's total outstanding shares.]

   [As of _________, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than __% of each fund's total outstanding shares.]

   [As of ________, the following owned of record or beneficially 5% or more (up to and including 25%) of [each fund/_____]'s outstanding shares:]

   [As of _____, approximately ____% of _____'s total outstanding shares were held by _____; and approximately ___% of _____'s total
outstanding shares w    ere held by ________.]

   A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other
shareholder    s.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, Spartan Intermediate Municipal Income pays FMR a monthly management fee at the annual rate of 0.10% of the fund's average net assets throughout the month plus an amount equal to 5% of the fund's gross income throughout the month. For this purpose, gross income includes interest accrued on portfolio obligations, adjusted for amortization of purchase premium, but excludes adjustments for purchase discount on portfolio obligations.

For the services of FMR under the management contract, Spartan
Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%           $ 1 billion       .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 over - 1,260         .0920


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate a   t $___ billion of group net assets - the approximate level for November 1999 - was __%, which is the weighted average of the
respective fee     rates for each level of group net assets up to $__
billion.

The individual fund fee rate for Spartan Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for November 1999, the fund's annual management fee rate would be calculated as follows:

                          Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Spartan Municipal Income  0.___%          +  0.25%                     =  0.___%




One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund                      Fiscal Years Ended December  Management Fees Paid to FMR

Spartan Intermediate      1999                         $
Municipal Income

                          1998                         $

                          1997                         $

Fund                      Fiscal Years Ended November  Management Fees Paid to FMR

Spartan Municipal Income  1999                         $

                          1998                         $

                          1997                         $


   FM    R may, from time to time, voluntarily reimburse all or a
portion of a fund's operating expenses (exclusive of interest, taxes,
brokerage commissions, and extraordinary e   xpens    es), in the case
of certain funds, is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

F   MR agreed to reimburse the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The tables below show the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of
manage    ment fees reimbursed by FMR under the expense reimbursement for each period.

The reimbursement arrangement that is in effect for Spartan
Intermediate Municipal Income will continue through December 31, 1999, after which time FMR may elect to discontinue it.


                      Periods of Expense Limitation                     Aggregate Operating Expense  Fiscal Years Ended
                                                                                                     December 31
                      From                           To                 Limitation

Spartan Intermediate  January 1, 1999                December 31, 1999   0.53%                       1999
Municipal Income

                      March 20, 1998                 December 31, 1998   0.53%                       1998

                      April 1,   1997                December 31, 1997   0.55%                       1997





                      Management Fee Before  Amount of  Management Fee
                      Reimbursement          Reimbursement

Spartan Intermediate  $                      $
Municipal Income

                      $                      $

                      $                      $


   The reimbursement arrangement that is in effect for Spartan
Municipal Income will continue through December 31, 2000, after which time FMR may elect to discontinue it.


                          Periods of Expense Limitation                     Aggregate Operating Expense
                          From To                                           Limitation

Spartan Municipal Income  December 1, 1998               November 30, 1999   0.53%

                          December 1, 1997               November 30, 1998   0.53%

                          October 24, 1997               November 30, 1997   0.53%

                          April 1,   1997                October 23, 1997    0.55%




                          Fiscal Years Ended November 30  Management Fee Before  Amount of  Management Fee
                                                          Reimbursement          Reimbursement

Spartan Municipal Income  1999                            $                      $

                          1998                            $                      $

                          1997                            $                      $

                                                          $                      $


SUB-ADVISER. FMR    has entered into a sub-advisory agreement with
FIMM pursuant to which FIMM has primary responsibility for choosing
investments for     each fund.

Under the terms of the sub-advisory agr   eem    ents, FMR pays FIMM
fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

F   ees paid to FIMM by FMR on behalf of Spartan Intermediate
Municipal Income and Spartan Municipal Income for the past fiscal year
a    re shown in the table below.

Fund                      Fiscal Year Ended December 31  Fees Paid to FIMM

Spartan Intermediate      1999                           $
Municipal Income

                          Fiscal Year Ended November 30  Fees Paid to FIMM

Spartan Municipal Income  1999                           $

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board
of Trustees has authorized such payments for S   partan
Interme    diate Municipal Income and Spartan Municipal Income shares.

   [Payments made by FMR to FDC for the fiscal year ended December 31, 1999 or November 30, 1999 amounted to $____ for Spartan Intermediate Municipal Income, $____ for Spartan Municipal Income, as applicable.]

   [FMR made no payments either directly or through FDC to intermediaries for the fiscal year ended December 31, 1999 and November 30, 1999.]

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC m   ay compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of
services provid    ed by the intermediary, the sale or expected sale
of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank,
N.A. (Citiban   k), which is located at 111 Wall Street, New York, New
York. Under the terms of the agreements, Citibank provides transfer
agency, dividen    d disbursing, and shareholder services for each
fund. Citib   ank in     turn has entered into sub-transfer agent
agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related
transfer agency fees paid to Citiba   n    k.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, Citibank rece   ives the     pro rata portion of the
transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each
Fidelity Freedom Fund    and Fideli    ty Four-in-One Index Fund,
funds of funds managed by an FMR affiliate, according to the
percentage of the QST   P's, Freedo    m Fund's or Fidelity
Four-in-One Index Fund's assets that is invested in a fund, subject to
certain limitations in the case of Fidelity    Four-in-One I    ndex
Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with
C   itibank.     Under the terms of the agreements, Citibank provides
pricing and bookkeeping services for each fund.    Citiba    nk in
turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and
bookkeeping fees paid to C   itiba    nk.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annu   al rat    es for pricing and bookkeeping services for the
funds are 0.0275% of the first $500 million of average net assets, 0.0175% of average net assets between $500 million and $3 billion, and
0.0010   % o    f average net assets in excess of $3 billion. The fee,
not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                      1999  1998  1997

Spartan Intermediate      $     $     $
Municipal Income

Spartan Municipal Income  $     $     $

DESCRIPTION OF THE TRUSTS

TRUST ORGANIZATION. Spartan Intermediate Municipal Income Fund is a fund of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on
September 10, 1976. S   partan M    unicipal Income Fund is a fund of
Fidelity Municipal Trust, an o   pen-end management investment company
organized as a Massachusetts business trust on June 22, 1984.
Currently, there are four funds i    n School Street Trust: Spartan
Intermediate Municipal Income Fund, Fidelity International Bond Fund, Fidelity New Markets Income Fund, and Fidelity Strategic Income Fund.
   Currently, there are five funds in Fidelity Municipal Trust:
Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania
Municipal Income Fund, and Spartan Municipal Income F    und. The
Trustees are permitted to create additional funds in the trusts.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

SHAREHOLDER LIABILITY. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust cont   ains an express disc    laimer of
shareholder liability for the debts, liabilities, obligations, and
expenses of the trust or f   und. Each D    eclaration of Trust
provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or
executed by the trust or the Trustees relating to the trust o   r to a
fu    nd shall include a provision limiting the obligations created
thereby to the trust or to one or more funds and its or th   eir
asse    ts. Each Declaration of Trust further provides that
shareholders of a fund shall not have a claim on or right to any
assets belongin   g to any o    ther fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

Each trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment
company or    series the    reof, or upon liquidation and distribution
of its assets. Generally, the merger of a trust or a fund with another
entity or the sale of    substantial    ly all of the assets of the
trust or a fund to another entity requires approval by a vote of
shareholders of the trust or the fund. The Trustees    may,
how    ever, reorganize or terminate each trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

CUSTODIAN. Citib   ank, N.A., 111 Wall Stre    et, New York, New York,
is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. __________, serves as independent accountant for each
fu   nd.     The auditor examines financial statements for the funds
and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements a   nd     financial highlights for
the fiscal year ended December 31, 1999, and November 30, 1999, respectively, and reports of the auditor, are included in each fund's annual report and are incorporated herein by reference.

APPENDIX

Spartan, Fidelity, Fidelity Investments and (Pyramid) Design, and
Fidelity Focus, and Mag   ella    n are registered trademarks of FMR
Corp.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.

Fidelity Municipal Trust

PART C.  OTHER INFORMATION

Item 23. Exhibits

 (a)  Declaration of Trust of Registrant, dated December 16,
      1998, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 89.

 (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

 (c)  Not applicable.

 (d) (1) Management Contract, dated January 1, 1999, between Spartan Michigan Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(1) of Post-Effective Amendment No. 89.

      (2) Management Contract, dated January 1, 1999, between Spartan Minnesota Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(2) of Post-Effective Amendment No. 89.

      (3) Management Contract, dated January 1, 1999, between Spartan Ohio Municipal Income Fund and Fidelity Management &
          Research Company is incorporated herein by reference to Exhibit d(3) of Post Effective Amendment No. 89.

      (4) Management Contract, dated January 1, 1999, between Spartan Pennsylvania Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 89.

      (5) Form of Management Contract between Spartan Municipal Income Fund and Fidelity Management & Research Company is filed herein as Exhibit d(5).

      (6) Sub-Advisory Agreement, dated January 1, 1999, between
          Spartan Michigan Municipal Income Fund and Fidelity
          Investments Money Management, Inc., is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 89.

      (7) Sub-Advisory Agreement, dated January 1, 1999, between
          Spartan Minnesota Municipal Income Fund and Fidelity
          Investments Money Management, Inc., is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 89.

      (8) Sub-Advisory Agreement, dated January 1, 1999, between
          Spartan Ohio Municipal Income Fund and Fidelity Investments Money Management, Inc., is incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 89.

      (9) Sub-Advisory Agreement, dated January 1, 1999, between Spartan Pennsylvania Municipal Income Fund and Fidelity Investments Money Management, Inc., is incorporated herein by reference to Exhibit d(8) of Post-Effective Ammendment No. 89.

     (10) Form of Sub-Advisory Agreement between Spartan Municipal Income Fund and Fidelity Investments Money Management, Inc., is filed herein as Exhibit d(10).

 (e) (1) General Distribution Agreement between Fidelity Ohio Tax-Free High Yield Portfolio (currently known as Spartan Ohio
         Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to
         Exhibit 6(a) of Post-Effective Amendment No. 67.

     (2) General Distribution Agreement between Fidelity Michigan Tax-Free Portfolio (currently known as Spartan Michigan Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to
         Exhibit 6(e) of Post-Effective Amendment No. 67.

     (3) General Distribution Agreement between Fidelity Minnesota Tax-Free Portfolio (currently known as Spartan Minnesota Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to
         Exhibit 6(f) of Post-Effective Amendment No. 67.

     (4) General Distribution Agreement between Fidelity Pennsylvania Tax-Free High Yield Portfolio (currently known as Spartan Pennsylvania Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 67.

     (5) Form of General Distribution Agreement between Spartan
         Municipal Income Fund and Fidelity Distributors Corporation, is filed herein as Exhibit e(5).

     (6) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

 (f) (1) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

(g) (1) Custodian Agreement, Appendix A, Appendix B, and Appendix C, dated May 1, 1998, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit g(5) of Fidelity Union Street Trust's (File No. 2-50318)
         Post-Effective Amendment No. 102.

 (h) Not applicable.

 (i) Not applicable.

 (j) Not applicable.

 (k) Not applicable.

 (l) Not applicable.

 (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Michigan Municipal Income Fund is filed herein as Exhibit m(1).

     (2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Minnesota Municipal Income Fund is filed herein as Exhibit m(2).

     (3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Ohio Municipal Income Fund is filed herein as
          Exhibit m(3).

     (4) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Pennsylvania Municipal Income Fund is filed herein as Exhibit m(4).

     (5) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Municipal Income Fund is filed herein as Exhibit m(5).

 (n) Not applicable.

 (o) Not applicable.



Item 24. Trusts Controlled by or under Common Control with this Trust

 The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.


Item 25. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

        Item 26. Business and Other Connections of Investment Advisers

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
      82 Devonshire Street, Boston, MA 02109

 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and
                           Director of FMR; President
                           and Chief Executive Officer
                           of FMR Corp.; Chairman of
                           the Board and Director of
                           FMR Corp., Fidelity
                           Investments Money
                           Management, Inc. (FIMM),
                           Fidelity Management &
                           Research (U.K.) Inc. (FMR
                           U.K.), and Fidelity
                           Management & Research (Far
                           East) Inc. (FMR Far East);
                           Chairman of the Executive
                           Committee of FMR; Chairman
                           and Representative Director
                           of Fidelity Investments
                           Japan Limited (FIJ);
                           President and Trustee of
                           funds advised by FMR.



Robert C. Pozen            President and Director of
                           FMR; Senior Vice President
                           and Trustee of funds advised
                           by FMR; President and
                           Director of FIMM, FMR U.K.,
                           and FMR Far East; Director
                           of Strategic Advisers, Inc.;
                           Previously, General Counsel,
                           Managing Director, and
                           Senior Vice President of FMR
                           Corp.



Peter S. Lynch             Vice Chairman of the Board
                           and Director of FMR.



John Avery                 Vice President of FMR.



Robert Bertelson           Vice President of FMR.



John H. Carlson            Vice President of FMR and of
                           funds advised by FMR.



Robert C. Chow             Vice President of FMR.



Dwight D. Churchill        Senior Vice President of FMR
                           and Vice President of Bond
                           Funds advised by FMR; Vice
                           President of FIMM.



Laura B. Cronin            Vice President of FMR and
                           Treasurer of FMR, FIMM, FMR
                           U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Catherine Collins          Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



William Danoff             Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of
                           a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Senior Vice President of FMR
                           and of funds advised by FMR.



Stephen DuFour             Vice President of FMR.



Margaret L. Eagle          Vice President of FMR and of
                           funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



David Felman               Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Karen Firestone            Vice President of FMR.



Michael B. Fox             Assistant Treasurer of FMR,
                           FIMM, FMR U.K., and FMR Far
                           East; Vice President and
                           Treasurer of FMR Corp. and
                           Strategic Advisers, Inc.;
                           Vice President of FMR U.K.,
                           FMR Far East, and FIMM.



Gregory Fraser             Vice President of FMR and of
                           a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk
                           of FMR Corp., FMR U.K., FMR
                           Far East, and Strategic
                           Advisers, Inc.; Secretary of
                           FIMM; Vice President Deputy
                           General Counsel FMR Corp.



David L. Glancy            Vice President of FMR and of
                           a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR.



Boyce I. Greer             Senior Vice President of FMR
                           and Vice President of Money
                           Market Funds advised by FMR;
                           Vice President of FIMM.



Bart A. Grenier            Senior Vice President of FMR
                           and Vice President of
                           High-Income Funds advised by
                           FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR;
                           Senior Vice President of
                           FIMM; Vice President of
                           Fixed-Income Funds advised
                           by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR and
                           Director of Technical
                           Research.



Frederick Hoff             Vice President of FMR.



Abigail P. Johnson         Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.; Associate
                           Director and Senior Vice
                           President of Equity Funds
                           advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Senior Vice President of FMR
                           and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR;
                           Compliance Officer of FMR
                           U.K. and FMR Far East.



Harris Leviton             Vice President of FMR.



Bradford E. Lewis          Vice President of FMR and of
                           funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of
                           funds advised by FMR.



Shigeki Makino             Vice President of FMR.



Charles A. Mangum          Vice President of FMR and of
                           a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of
                           a fund advised by FMR.



James McDowell             Senior Vice President of FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Stephen Peterson           Senior Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Vice President, General
                           Counsel, and Clerk of FMR
                           and Secretary of funds
                           advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of
                           a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of
                           funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of
                           a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR;
                           Associate Director and
                           Senior Vice President of
                           Equity Funds advised by FMR;
                           Previously, Senior Vice
                           President and Director of
                           Operations and Compliance of
                           FMR U.K.



Thomas M. Sprague          Vice President of FMR and of
                           funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott D. Stewart           Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of
                           a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of
                           funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.



Jason Weiner               Vice President of FMR.



Steven S. Wymer            Vice President of FMR and of
                           a fund advised by FMR.



(4)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
     1 Spartan Way, Merrimack, NH 03054

 FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FIMM, FMR, FMR
                        Corp., FMR Far East, and FMR
                        U.K.; Chairman of the
                        Executive Committee of FMR;
                        President and Chief
                        Executive Officer of FMR
                        Corp.; Chairman and
                        Representative Director of
                        Fidelity Investments Japan
                        Limited (FIJ); President and
                        Trustee of funds advised by
                        FMR.



Robert C. Pozen         President and Director of
                        FIMM; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FMR, FMR U.K.,
                        and FMR Far East; Director
                        of Strategic Advisers, Inc.,
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Fred L. Henning Jr.     Senior Vice President of
                        FIMM; Senior Vice President
                        of FMR and Vice President of
                        Fixed-Income Funds advised
                        by FMR.



Boyce I. Greer          Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Money
                        Market Funds advised by FMR.



Dwight D. Churchill     Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Bond
                        Funds advised by FMR.



Laura B. Cronin         Treasurer of FIMM, FMR Far
                        East, FMR U.K., and FMR and
                        Vice President of FMR.



Michael B. Fox          Assistant Treasurer of FMR,
                        FIMM, FMR U.K., and FMR Far
                        East; Vice President and
                        Treasurer of FMR Corp. and
                        Strategic Advisers, Inc.;
                        Vice President of FMR U.K.,
                        FMR Far East, and FIMM.



Jay Freedman            Secretary of FIMM; Clerk of
                        FMR U.K., FMR Far East, FMR
                        Corp., and Strategic
                        Advisers, Inc.; Assistant
                        Clerk of FMR; Vice President
                        Deputy General Counsel FMR
                        Corp.



Susan Englander Hislop  Assistant Clerk of FMR U.K.,
                        FMR Far East, and Strategic
                        Advisers, Inc.; Assistant
                        Secretary of FIMM.



Stanley N. Griffith     Assistant Secretary of FIMM.





Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)

Name and Principal    Positions and Offices     Positions and Offices
Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Vice President            Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA

 (c) Not applicable.

Item 28. Location of Accounts and Records

 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY.

Item 29. Management Services

  Not applicable.

Item 30. Undertakings

  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 90 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the ___ day of December 1999.

      FIDELITY MUNICIPAL TRUST
      By /s/Edward C. Johnson 3d (dagger)
         Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


(Signature)                      (Title)                        (Date)

/s/Edward C. Johnson 3d          President and Trustee          December 14, 1999
(dagger)

Edward C. Johnson 3d             (Principal Executive Officer)



/s/Richard A. Silver             Treasurer                      December 14, 1999


Richard A. Silver



/s/Robert C. Pozen               Trustee                        December 14, 1999


Robert C. Pozen



/s/Ralph F. Cox                  Trustee                        December 14, 1999
*

Ralph F. Cox



/s/Phyllis Burke Davis           Trustee                        December 14, 1999
*

Phyllis Burke Davis



/s/Robert M. Gates               Trustee                        December 14, 1999
**

Robert M. Gates



/s/E. Bradley Jones              Trustee                        December 14, 1999
*

E. Bradley Jones



/s/Donald J. Kirk                Trustee                        December 14, 1999
*

Donald J. Kirk



/s/Peter S. Lynch                Trustee                        December 14, 1999
*

Peter S. Lynch



/s/Marvin L. Mann                Trustee                        December 14, 1999
*

Marvin L. Mann



/s/William O. McCoy              Trustee                        December 14, 1999
*

William O. McCoy



/s/Gerald C. McDonough           Trustee                        December 14, 1999
*

Gerald C. McDonough



/s/Thomas R. Williams            Trustee                        December 14, 1999
*

Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.

POWER OF ATTORNEY

 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional Cash
Fidelity Advisor Series III     Portfolios
Fidelity Advisor Series IV      Fidelity Institutional
Fidelity Advisor Series V       Tax-Exempt Cash Portfolios
Fidelity Advisor Series VI      Fidelity Investment Trust
Fidelity Advisor Series VII     Fidelity Magellan Fund
Fidelity Advisor Series VIII    Fidelity Massachusetts
Fidelity Beacon Street Trust    Municipal Trust
Fidelity Boston Street Trust    Fidelity Money Market Trust
Fidelity California Municipal   Fidelity Mt. Vernon Street
Trust                           Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust II                        Fidelity Municipal Trust II
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust
Fidelity Commonwealth Trust     Fidelity New York Municipal
Fidelity Concord Street Trust   Trust II
Fidelity Congress Street Fund   Fidelity Phillips Street Trust
Fidelity Contrafund             Fidelity Puritan Trust
Fidelity Corporate Trust        Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Daily Money Fund       Fidelity Sterling Performance
Fidelity Destiny Portfolios     Portfolio, L.P.
Fidelity Deutsche Mark          Fidelity Summer Street Trust
Performance                     Fidelity Trend Fund
  Portfolio, L.P.               Fidelity U.S.
Fidelity Devonshire Trust       Investments-Bond Fund, L.P.
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Government
Fidelity Fixed-Income Trust     Securities
Fidelity Government                Fund, L.P.
Securities Fund                 Fidelity Union Street Trust
Fidelity Hastings Street Trust  Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II
                                Variable Insurance Products
                                Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

 WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d    July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY

 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Government
Fidelity Advisor Annuity Fund   Securities Fund
Fidelity Advisor Series I       Fidelity Hastings Street Trust
Fidelity Advisor Series II      Fidelity Hereford Street Trust
Fidelity Advisor Series III     Fidelity Income Fund
Fidelity Advisor Series IV      Fidelity Institutional Cash
Fidelity Advisor Series V       Portfolios
Fidelity Advisor Series VI      Fidelity Institutional
Fidelity Advisor Series VII     Tax-Exempt Cash Portfolios
Fidelity Advisor Series VIII    Fidelity Institutional Trust
Fidelity Beacon Street Trust    Fidelity Investment Trust
Fidelity Boston Street Trust    Fidelity Magellan Fund
Fidelity California Municipal   Fidelity Massachusetts
Trust                           Municipal Trust
Fidelity California Municipal   Fidelity Money Market Trust
Trust II                        Fidelity Mt. Vernon Street
Fidelity Capital Trust          Trust
Fidelity Charles Street Trust   Fidelity Municipal Trust
Fidelity Commonwealth Trust     Fidelity Municipal Trust II
Fidelity Congress Street Fund   Fidelity New York Municipal
Fidelity Contrafund             Trust
Fidelity Corporate Trust        Fidelity New York Municipal
Fidelity Court Street Trust     Trust II
Fidelity Court Street Trust II  Fidelity Phillips Street Trust
Fidelity Covington Trust        Fidelity Puritan Trust
Fidelity Daily Money Fund       Fidelity Revere Street Trust
Fidelity Daily Tax-Exempt Fund  Fidelity School Street Trust
Fidelity Destiny Portfolios     Fidelity Securities Fund
Fidelity Deutsche Mark          Fidelity Select Portfolios
Performance                     Fidelity Sterling Performance
  Portfolio, L.P.               Portfolio, L.P.
Fidelity Devonshire Trust       Fidelity Summer Street Trust
Fidelity Exchange Fund          Fidelity Trend Fund
Fidelity Financial Trust        Fidelity U.S.
Fidelity Fixed-Income Trust     Investments-Bond Fund, L.P.
                                Fidelity U.S.
                                Investments-Government
                                Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.

 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson     /s/Peter S.
3d___________            Lynch________________

Edward C. Johnson 3d     Peter S. Lynch


/s/J. Gary               /s/William O.
Burkhead_______________  McCoy______________

J. Gary Burkhead         William O. McCoy




/s/Ralph F. Cox          /s/Gerald C.
__________________       McDonough___________

Ralph F. Cox             Gerald C. McDonough




/s/Phyllis Burke         /s/Marvin L.
Davis_____________       Mann________________

Phyllis Burke Davis      Marvin L. Mann




/s/E. Bradley            /s/Thomas R. Williams
Jones________________    ____________

E. Bradley Jones         Thomas R. Williams




/s/Donald J. Kirk
__________________

Donald J. Kirk





POWER OF ATTORNEY

 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Government
Fidelity Advisor Annuity Fund   Securities Fund
Fidelity Advisor Series I       Fidelity Hastings Street Trust
Fidelity Advisor Series II      Fidelity Hereford Street Trust
Fidelity Advisor Series III     Fidelity Income Fund
Fidelity Advisor Series IV      Fidelity Institutional Cash
Fidelity Advisor Series V       Portfolios
Fidelity Advisor Series VI      Fidelity Institutional
Fidelity Advisor Series VII     Tax-Exempt Cash Portfolios
Fidelity Advisor Series VIII    Fidelity Institutional Trust
Fidelity Beacon Street Trust    Fidelity Investment Trust
Fidelity Boston Street Trust    Fidelity Magellan Fund
Fidelity California Municipal   Fidelity Massachusetts
Trust                           Municipal Trust
Fidelity California Municipal   Fidelity Money Market Trust
Trust II                        Fidelity Mt. Vernon Street
Fidelity Capital Trust          Trust
Fidelity Charles Street Trust   Fidelity Municipal Trust
Fidelity Commonwealth Trust     Fidelity Municipal Trust II
Fidelity Congress Street Fund   Fidelity New York Municipal
Fidelity Contrafund             Trust
Fidelity Corporate Trust        Fidelity New York Municipal
Fidelity Court Street Trust     Trust II
Fidelity Court Street Trust II  Fidelity Phillips Street Trust
Fidelity Covington Trust        Fidelity Puritan Trust
Fidelity Daily Money Fund       Fidelity Revere Street Trust
Fidelity Daily Tax-Exempt Fund  Fidelity School Street Trust
Fidelity Destiny Portfolios     Fidelity Securities Fund
Fidelity Deutsche Mark          Fidelity Select Portfolios
Performance                     Fidelity Sterling Performance
  Portfolio, L.P.               Portfolio, L.P.
Fidelity Devonshire Trust       Fidelity Summer Street Trust
Fidelity Exchange Fund          Fidelity Trend Fund
Fidelity Financial Trust        Fidelity U.S.
Fidelity Fixed-Income Trust     Investments-Bond Fund, L.P.
                                Fidelity U.S.
                                Investments-Government
                                Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.

 WITNESS my hand on the date set forth below.

/s/Robert M. Gates             March 6, 1997

Robert M. Gates